UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K12g3/A
Amendment No. 1 to Form 8-K on Form 8-K12g3/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 30, 2005
CFS BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093

(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321

(Address of Principal Executive Offices)	(Zip Code)
(219) 836-5500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information
As described in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2005 (the “Initial 8-K”), effective June 30, 2005, CFS Bancorp, a Delaware corporation (“CFS Bancorp-Delaware”) completed its merger (the “Reincorporation Merger”) with and into its wholly owned subsidiary, CFS Bancorp, an Indiana corporation (“CFS Bancorp-Indiana”) in order to reincorporate in the State of Indiana.
The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth in this Item 8.01.
As a result of the Reincorporation Merger and pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the common stock of CFS Bancorp-Indiana is deemed registered under Section 12(g) of the Exchange Act and CFS Bancorp-Indiana succeeded to CFS Bancorp-Delaware’s reporting obligations under the Exchange Act.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC. (Registrant)
Date: August 5, 2005	By:	/s/ Brian L. Goins
Brian L. Goins, Senior Vice President